Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A
Supplement, dated June 3, 2014 to
the Consultant Accumulator Variable Universal Life Prospectus and
the Consultant Protector Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company of New York.

In the “Investment and Fixed Account Options” section, Subaccounts table, the table entry for “MFS® High Income Series - Initial Class” is deleted.

The following footnote is added to the subaccounts table: “Effective August 16, 2013, MFS® High Income Series — Initial Class was merged into MFS® High Yield Portfolio — Initial Class.”

Please keep this supplement for future reference together with your prospectus.